UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 28, 2015

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2015, Ameris Bancorp, a Georgia corporation (“Ameris” or the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Merchants & Southern Banks of Florida, Incorporated, a Florida corporation (“Merchants”), and Dennis R. O’Neil, the sole shareholder of Merchants, which provides that, subject to the terms and conditions set forth in the Purchase Agreement, Ameris will purchase all of the issued and outstanding shares of common stock of Merchants for a total purchase price of $50,000,000. Merchants is the holding company for Merchants & Southern Bank, Gainesville, Florida.

Also on January 28, 2015, the Company’s wholly owned banking subsidiary, Ameris Bank, entered into a Purchase and Assumption Agreement (the “P&A Agreement”) with Bank of America, National Association pursuant to which Ameris Bank has agreed to purchase, subject to the terms and conditions set forth in the P&A Agreement, eighteen branches of Bank of America, National Association located in North Florida and South Georgia (the “Branches”). Ameris Bank will assume an estimated $812 million of deposits at a deposit premium of 3.00 percent based on deposit balances near the time the transaction closes. Ameris Bank will also acquire an immaterial amount of loans as part of the transaction.

Consummation of the foregoing transactions (the “Acquisition Transactions”) is subject to customary closing conditions, including, among others, the receipt of required regulatory approvals.

The foregoing description of the Purchase Agreement and the P&A Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and which are incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Ameris’s performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and Ameris assumes no duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Ameris and Merchants and statements about the benefits of the Branches to be acquired, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that either or both of the Acquisition Transactions does not close when expected or at all because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) the risk that the benefits from the Acquisition Transactions may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Ameris, Merchants and the Branches operate; (iii) the ability to promptly and effectively integrate the businesses of Ameris, Merchants and the Branches; (iv) the reaction of customers, employees and counterparties to the transactions; and (v) diversion of management time on transaction-related issues. For more information, see the risk factors described in Ameris’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2015, the Company issued a press release announcing its unaudited financial results for the quarter and fiscal year ended December 31, 2014. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

The information contained in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, the information contained in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

The investor presentation material to be used by Ameris for its conference call on January 29, 2015 to discuss the Acquisition Transactions is furnished herewith as Exhibit 99.2.

The information contained in this Item 7.01 and in Exhibit 99.2 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, the information contained in this Item 7.01 and in Exhibit 99.2 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On January 29, 2015, Ameris issued a press release announcing that the Company has received commitments from institutional accredited investors to acquire up to 5,320,000 shares of the Company’s common stock at a price of $22.50 per share through a private placement. The Company is in the process of closing the issuance, which is expected to be completed by January 30, 2015. The Company expects to receive net proceeds from the private placement of approximately $114.5 million. A copy of that press release is filed herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Stock Purchase Agreement dated as of January 28, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Dennis R. O’Neil.

2.2	Purchase and Assumption Agreement dated as of January 28, 2015 by and between Bank of America, National Association and Ameris Bank.

99.1	Press release dated January 29, 2015 regarding 2014 results of operations.

99.2	Investor presentation materials.

99.3	Press release dated January 29, 2015 regarding private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

	By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer

Dated: January 29, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement dated as of January 28, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Dennis R. O’Neil.

2.2	Purchase and Assumption Agreement dated as of January 28, 2015 by and between Bank of America, National Association and Ameris Bank.

99.1	Press release dated January 29, 2015 regarding 2014 results of operations.

99.2	Investor presentation materials.

99.3	Press release dated January 29, 2015 regarding private placement.